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                                                                     EXHIBIT 23


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 2-85796 of Superior Uniform Group, Inc. on Form S-8 of our report dated February 22, 2001, appearing in the Annual Report on Form 10-K of Superior Uniform Group, Inc. for the year ended December 31, 2000.


/s/ Deloitte & Touche, LLP
---------------------------------
Certified Public Accountants
Tampa, Florida

March 20, 2001


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